                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 3, 1996

                             FIBREBOARD CORPORATION
             (Exact name of registrant as specified in its charter)


             Delaware                  0-016951            94-0751580
     (State or other jurisdic-       (Commission      (IRS Employer Iden-
        tion of incorporation)        file number       tification No.)


                    2200 ROSS AVENUE, #3600, DALLAS, TX 75201
                    (Address of principal executive offices)


                                 (214) 954-9500
              (Registrant's telephone number, including area code)



                                       None
          (Former name or former address, if changed since last report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

On December 3, 1996, Fibreboard Corporation ("Fibreboard") sold its Resorts Group to Booth Creek Ski Holdings, Inc. for approximately $126 million in cash and assumed liabilities, subject to certain post-closing adjustments. The transaction was structured as a sale of all of the outstanding stock of Fibreboard's three (3) resort subsidiaries: Trimont Land Company dba Northstar-at-Tahoe; Sierra-at-Tahoe, Inc.; and Bear Mountain, Inc.

Further information concerning the sale is set forth in Fibreboard's press release dated December 4, 1996, which is attached hereto as an exhibit and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      (b) PRO FORMA FINANCIAL INFORMATION.

          (i)   Pro forma consolidated balance sheet as of September 30, 1996;
          (ii) Pro forma consolidated statement of income for the nine months ended September 30, 1996;
          (iii) Pro forma consolidated statement of income for the year ended December 31, 1995;
          (iv)  Notes to pro forma consolidated financial statements.

          See attached pro forma financial information on pages 3-7.

     (c) EXHIBITS.

The following Exhibits are included herewith:

10.1 Stock Purchase and Indemnification Agreement among Booth Creek Ski Holdings, Inc., Fibreboard Corporation, Trimont Land Company dba Northstar-at-Tahoe, Sierra-at-Tahoe, Inc. and Bear Mountain, Inc. dated as of November 26, 1996.

99.1.  Press Release dated December 4, 1996 issued by Fibreboard Corporation.

                    FIBREBOARD CORPORATION AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1996
                         (Dollar Amounts in Thousands)
                                   (Unaudited)

                                                                                    Pro Forma   Adjustment
                                                                    As Reported    Adjustments      Key         Pro Forma
                                                                    -----------    -----------  ----------      ---------
ASSETS
   Current Assets
      Cash and Cash Equivalents                                         7,895        71,159          A            79,054
      Receivables                                                      72,677          (716)         B            71,961
      Current Portion of Notes Receivable                               2,312             0                        2,312
      Inventories                                                      70,390        (2,138)         B            68,252
      Prepaid Expenses                                                  3,986        (1,035)         B             2,951
      Deferred Income Taxes                                            12,486         1,740          D            14,226
                                                                    ---------       -------                    ---------
      Total Current Assets                                            169,746        69,010                      238,756

   Property, Plant and Equipment, at Cost
      Land and Improvements                                            25,544       (21,542)         B             4,002
      Buildings                                                        38,403       (15,310)         B            23,093
      Machinery and Equipment                                          97,947       (38,892)         B            59,055
      Construction in Progress                                         12,515        (4,331)         B             8,184
                                                                    ---------       -------                    ---------
                                                                      174,409       (80,075)                      94,334
      Accumulated Depreciation                                        (58,214)       27,577          B           (30,637)
                                                                    ---------       -------                    ---------
      Net Property, Plant and Equipment                               116,195       (52,498)                      63,697

   Notes Receivable                                                     5,080             0                        5,080
   Goodwill                                                           129,960             0                      129,960
   Other Assets                                                        18,225        (3,340)         B            14,885
                                                                    ---------       -------                    ---------
      Total Operating Assets                                          439,206        13,172                      452,378

   Cash Restricted for Asbestos Costs                                   3,482             0                        3,482
   Asbestos Costs to be Reimbursed                                    784,051             0                      784,051
                                                                    ---------       -------                    ---------
      Total Assets                                                  1,226,739        13,172                    1,239,911
                                                                    ---------       -------                    ---------
                                                                    ---------       -------                    ---------

LIABILITIES AND STOCKHOLDERS' EQUITY
   Current Liabilities
      Notes Payable to Banks                                              769             0                          769
      Current Portion of Long-Term Debt                                 1,192           (87)         C             1,105
      Accounts Payable and Accrued Liabilities                         91,404        (2,613)         B            88,791
      Reserve for Asbestos-Related Costs                                2,700             0                        2,700
                                                                    ---------       -------                    ---------
      Total Current Liabilities                                        96,065        (2,700)                      93,365

   Long-Term Debt                                                      48,029       (19,040)         C            28,989
   Reserve for Asbestos-Related Costs                                   7,327             0                        7,327
   Other Long-Term Liabilities                                         10,603             0                       10,603
   Deferred Income Taxes                                               14,604             0                       14,604
                                                                    ---------       -------                    ---------
      Total Operating Liabilities                                     176,628       (21,740)                     154,888

   Asbestos Claims Settlements                                        768,516             0                      768,516
   Long-Term Debt Associated with Asbestos                             24,636             0                       24,636
                                                                    ---------       -------                    ---------
      Total Liabilities                                               969,780       (21,740)                     948,040

   Minority Interest                                                      168             0                          168

   Stockholders' Equity
      Common Stock, $.01 Par Value, 30,000,000
         Shares Authorized, 8,712,404 Shares Issued                        87             0                           87
      Additional Paid-In Capital                                       78,844             0                       78,844
      Retained Earnings                                               184,651        34,912          E           219,563
      Minimum Pension Liability Adjustment                             (1,400)            0                       (1,400)
      Treasury Stock, at Cost, 215,700 Shares                          (5,215)            0                       (5,215)
      Foreign Currency Translation Adjustment                            (176)            0                         (176)
                                                                    ---------       -------                    ---------
         Total Stockholders' Equity                                   256,791        34,912                      291,703
                                                                    ---------       -------                    ---------
         Total Liabilities and Stockholders' Equity                 1,226,739       (13,172)                   1,239,911
                                                                    ---------       -------                    ---------
                                                                    ---------       -------                    ---------

                                                          See accompanying notes

                   FIBREBOARD CORPORATION AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                (Dollar Amounts in Thousands Except Per Share)
                                  (Unaudited)

                                                          Stone Products   Resort Group     Adjustment
                                            As Reported     Adjustments     Adjustments         Key        Pro Forma
                                            -----------   --------------   ------------     ----------     ----------

Net Sales                                       381,453          20,486         (40,176)         1           361,763
Cost of Sales                                   265,849          11,444         (27,122)       1 & 2         250,171
                                                -------          ------         -------                      -------
Gross Margin                                    115,604           9,042         (13,054)                     111,592

Selling and Administrative Expenses              83,273           7,337*         (5,209)         1            85,401
Goodwill Amortization                             2,686             698               0          2             3,384
Unusual Items                                     3,150               0               0                        3,150
                                                -------          ------         -------                      -------
Operating Income                                 26,495           1,007          (7,845)                      19,657

Interest Expense                                 (2,292)         (1,582)          1,582          3            (2,292)
Interest and Other Income                           936               3           1,653          4             2,592
                                                -------          ------         -------                      -------

Income from Continuing Operations
  before Income Taxes                            25,139            (572)         (4,610)                      19,957
Income Taxes                                    (10,056)            (49)          1,844          5            (8,261)
                                                -------          ------         -------                      -------

Income from Continuing Operations                15,083            (621)         (2,766)                      11,696
                                                -------          ------         -------                      -------
                                                -------          ------         -------                      -------

Earnings Per Share from Continuing Operations      1.69                                                         1.31
                                                -------                                                      -------
                                                -------                                                      -------

Common Equivalent Shares (Thousands)              8,901                                                        8,901

* Includes $2,214 of compensation expense resulting from the acquisition of Stone Products by Fibreboard.

                                    See accompanying notes

                   FIBREBOARD CORPORATION AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1995
                (Dollar Amounts in Thousands Except Per Share)
                                  (Unaudited)

                                                          Stone Products   Resort Group     Adjustment
                                            As Reported     Adjustments     Adjustments         Key        Pro Forma
                                            -----------   --------------   ------------     ----------     ----------

Net Sales                                       380,806          34,154         (44,955)         1           370,005
Cost of Sales                                   278,556          18,814         (30,558)       1 & 2         266,812
                                                -------          ------         -------                      -------
Gross Margin                                    102,250          15,340         (14,397)                     103,193

Selling and Administrative Expenses              76,909          12,109          (6,135)         1            82,883
Goodwill Amortization                             2,370           1,340               0          2             3,710
Unusual Items                                    (4,000)              0               0                       (4,000)
                                                -------          ------         -------                      -------
Operating Income                                 26,971           1,891          (8,262)                      20,600

Interest Expense                                 (6,476)         (3,784)          3,784          3            (6,476)
Interest and Other Income                         3,101              32           2,334          4             5,467
                                                -------          ------         -------                      -------
Income from Continuing Operations
  before Income Taxes                            23,596          (1,861)         (2,144)                      19,591
Income Taxes                                     (9,072)            208             824          5            (8,040)
                                                -------          ------         -------                      -------

Income from Continuing Operations                14,524          (1,653)         (1,320)                      11,551
                                                -------          ------         -------                      -------
                                                -------          ------         -------                      -------

Earnings Per Share from Continuing Operations      1.62                                                         1.29
                                                -------                                                      -------
                                                -------                                                      -------
Common Equivalent Shares (Thousands)              8,979                                                        8,979

                       See accompanying notes

                            FIBREBOARD CORPORATION
             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
        REFLECTING THE SALE OF THE RESORT GROUP AND THE ACQUISITION OF
                          STONE PRODUCTS CORPORATION
                         (Dollar Amounts in Thousands)
                                   (Unaudited)


1.   Principles of Presentation

     On December 3, 1996, Fibreboard Corporation sold its Resort Group to Booth Creek Ski Holdings, Inc. for approximately $126,250 including the assumption of certain liabilities, subject to certain post-closing adjustments.

     For purposes of preparing these pro forma financial statements, the July 1, 1996 acquisition of Stone Products Corporation is included in the pro forma statements of income for the same periods as the sale of the Resort Group. This acquisition has been included in the September 30, 1996 historical balance sheet using the purchase method of accounting.

     The unaudited pro forma statements of income for the year ended December 31, 1995 and for the nine months ended September 30, 1996 give effect to the acquisition of Stone Products and the sale of the Resort Group as though they had occurred at the beginning of each of the periods presented. The unaudited pro forma balance sheet as of September 30, 1996 gives effect to the sale of the Resort Group as though it had occurred on that date. The pro forma statements of income and pro forma balance sheet are based on the historical financial statements of Fibreboard Corporation for the year ended December 31, 1995 and for the nine months ended September 30, 1996 and the historical financial statements of Stone Products Corporation for the year ended March 31, 1996 and the six months ended June 30, 1996. Certain reclassifications of historical amounts have been made to conform with the current presentation.

     Because the pro forma statements include only the adjustments described below, they should not be considered indicative of the results that would have occurred if the sale of the Resort Group or the acquisition of Stone Products had taken place on the dates indicated or which may be obtained in the future.

2.   Pro Forma Balance Sheet Adjustments:

     a) To increase cash and cash equivalents to reflect the net cash generated from the sale of the Resort Group after the payment of income taxes, reductions of outstanding debt and other costs.
     b) To reduce assets and liabilities by the amount of assets purchased and liabilities assumed by Booth Creek.
     c) To reduce debt for the assumed repayment from the after-tax proceeds of the sale of the Resort Group.
     d) To adjust deferred taxes for the financial and tax basis difference arising from the sale of the Resort Group.
     e) To adjust stockholders' equity by the estimated after-tax gain from the sale of the Resort Group.

3.   Pro Forma Statement of Income Adjustments:

     1. To eliminate sales and expenses directly attributable to the Resort Group and to include the sales and expenses resulting from a January 1 acquisition of Stone Products.
     2. To adjust depreciation and amortization to reflect the revised basis of property, plant and equipment and revised goodwill amortization resulting from a January 1 acquisition of Stone Products.
     3. To adjust interest expense to reflect the acquisition of Stone Products as if it had been purchased with Fibreboard's credit facility at rates which would have been in effect and to reflect the assumed debt repayment from the after-tax proceeds of the sale of the Resort Group.
     4. To adjust interest income to reflect the projected investment return on the net after-tax proceeds from the sale of the Resort Group.
     5.  To adjust the income tax provision for items 1, 2, 3 and 4 above.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         FIBREBOARD CORPORATION
                                         ----------------------
                                              (Registrant)





Dated: December 18, 1996                     By:
                                                -----------------------------
                                                 Garold E. Swan
                                                 Vice President Finance